File Nos. 33-12381 & 811-5047

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

TAX-FREE FUND OF COLORADO
(Exact Name of Registrant as Specified in Charter)

380 Madison Avenue, Suite 2300
New York, New York 10017
(Address of Principal Executive Offices)

(212) 697-6666
(Registrant's Telephone Number)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

Aquila Group	Tax-Free Fund
of Funds	of Colorado

IMPORTANT NOTICE
PLEASE READ IMMEDIATELY

TAX-FREE FUND OF COLORADO

PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held on May 17, 2012

Aquila Group	Tax-Free Fund
of Funds	of Colorado

Tax-Free Fund of Colorado
380 Madison Avenue, Suite 2300, New York, New York 10017

Notice of Annual Meeting of
Shareholders to Be Held
on May 17, 2012

To Shareholders of the Fund:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Tax-Free Fund of Colorado (the “Fund”), will be held:

Place:	(a)	The Inverness Hotel and Conference Center Conference Room D 200 Inverness Drive West Englewood, Colorado
Time:	(b)	on Thursday, May 17, 2012 at 2:00 p.m.. Mountain Daylight Time;
Purposes:	(c)	for the following purposes:
(i) to elect nine Trustees; each Trustee elected will hold office until the next annual meeting of the Fund’s shareholders or until his or her successor is duly elected (Proposal No. 1);
(ii)
to ratify (that is, to approve) or reject the selection of Tait, Weller & Baker LLP as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2012 (Proposal No. 2); and

(iii) to act upon any other matters which may properly come before the Annual Meeting at the scheduled time and place or any adjourned or postponed meeting or meetings.

Who Can Vote What Shares:	(d)
To vote at the Annual Meeting, you must have been a shareholder on the Fund’s records at the close of business on February 21, 2012 (the “record date”). Also, the number of shares of each of the Fund’s outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Annual Meeting (or any adjourned or postponed meeting or meetings).

By order of the Board of Trustees,

CHARLES E. CHILDS, III
Secretary

April 5, 2012

Please Note:
If you do not expect to attend the Annual Meeting, please vote by any of three ways: by the Internet, by telephone or by completing the enclosed proxy card and returning it in the accompanying stamped envelope.  To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 17, 2012: This Notice and the Proxy Statement are available on the internet at www.aquilafunds.com.

Tax-Free Fund of Colorado
380 Madison Avenue, Suite 2300, New York, New York 10017

Proxy Statement

Introduction

The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Fund of Colorado (the “Fund”). The purpose of this Proxy Statement is to give you information on which you may base your voting decisions.

The Fund’s Manager (the “Manager”) is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Fund’s founder, Aquila Management Corporation. The Fund’s principal underwriter (the “Distributor”) is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund’s Investment Sub-Adviser (the “Sub-Adviser”) is Kirkpatrick Pettis Capital Management, 1600 Broadway, Denver, Colorado 80202.

A copy of the Fund’s most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

The Notice, this Proxy Statement and the accompanying Proxy Card are first being mailed to shareholders on or about April 5, 2012.  This material is also available on the Fund’s website at www.aquilafunds.com.  You may call 800-437-1020 toll-free or 212-697-6666 or visit the Fund’s website at www.aquilafunds.com for information on how to obtain directions to be able to attend the Annual Meeting and vote in person.

You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares.  If your shares are registered in your name, then you may vote in one of three ways:

(1) Internet Voting

To vote your shares by the Internet, please contact the Fund at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

(2) Telephone Voting

To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

(3) Proxy Card

The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the “proxy holders.” As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box.

Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

General Information

You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll-free number provided or contacting the Fund's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

Only shareholders of record as of the record date are entitled to notice of and to vote at the Annual Meeting.

One-third of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, counted together as a single class, constitutes a quorum for the transaction of business at the Annual Meeting.

Abstentions and “broker non-votes” will be treated as present for purposes of determining a quorum.  “Broker non-votes” occur when a broker or nominee holding shares in “street name” indicates on the Proxy Card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner.

With respect to Proposal No. 1, nominees must be elected by a plurality of the votes cast in person or by proxy at the meeting at which a quorum exists.  Abstentions and “broker non-votes” are not considered “votes cast” and, therefore, do not constitute a vote “FOR” a proposal.  Thus, abstentions and “broker non-votes” will have no effect on the voting for the election of Trustees in Proposal No. 1, because only votes “FOR” are considered in a plurality voting requirement.  Abstentions and “broker non-votes” have the same effect as negative votes with respect to the ratification or rejection of the selection of the Fund’s independent registered public accounting firm in Proposal No. 2.

The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned or postponed meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Annual Meeting, this means the Annual Meeting held at the scheduled time or any adjourned or postponed meeting or meetings.

The cost of preparing, printing and mailing the Notice, this Proxy Statement and the accompanying Proxy Card, will be borne by the Fund.  The Fund pays the costs of the solicitation.  Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares.  The Fund will pay these firms their out-of-pocket expenses for doing so.

In the event that at the time any session of the Annual Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Annual Meeting to a later date and the Annual Meeting may be held as adjourned without further notice. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies with respect to such proposal and the Annual Meeting may be held as adjourned without further notice. Any such adjournment will require the affirmative vote of more than one half of the shares of the Fund present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal.  If the Annual Meeting is postponed, the Fund will give notice of the postponed meeting to shareholders.

On the record date, the Fund had three classes of shares outstanding. All shareholders of the Fund are entitled to vote at the Annual Meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date.

On the record date, the net asset value per share of each of the Fund’s outstanding classes of shares was as follows: Class A Shares, $10.79; Class C Shares, $10.77; and Class Y Shares, $10.82.  The Annual Meeting is expected to act only upon matters that affect the Fund as a whole: the election of Trustees and the selection of an independent registered public accounting firm. On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of shares of the Fund, are entitled to vote at the meeting.  Shareholders of all classes of shares of the Fund will vote together as a single class at the meeting.

On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 20,978,394; Class C Shares, 2,942,872; and Class Y Shares, 3,609,872.

On the record date, the following holders held 5% or more of a class of the Fund’s outstanding shares. On the basis of information received from the institutional holders, the Fund’s management believes that all of the shares indicated are held by them for the benefit of clients.

Name and address of the holder of Record	Number of shares	Percent of class
Institutional 5% shareholders
Charles Schwab & Co. Inc.
FBO Customers
101 Montgomery Street	353,245 Class C Shares	12.00%
San Francisco, CA	349,678 Class Y Shares	9.69%

Merrill Lynch Pierce Fenner
& Smith Inc.
FBO its Customers
4800 Deer Lake Drive East	268,526 Class C Shares	9.12%
Jacksonville, FL	240,260 Class Y Shares	6.66%

Alpine Trust & Asset Management
225 N. Fifth Street
Grand Junction, CO	590,462 Class Y Shares	16.36%

Maril & Co. FBO NG c/o M&I Trust Co. NA
11270 West Park Place
Milwaukee, WI	211,391 Class Y Shares	5.86%

First Clearing, LLC
2801 Market Street
St. Louis, MO	186,466 Class Y Shares	5.17%

Additional 5% shareholders

The Fund’s management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Election of Trustees
(Proposal No. 1)

At the Annual Meeting, nine Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See “Introduction” above for information as to how you can vote your shares in the election of Trustees.

The following material includes information about each nominee and each officer of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in June 2011. All nominees have consented to serve if elected.

Nominees
Name, Address(1) and Date of Birth Interested Trustee(4)	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Diana P. Herrmann New York, NY (02/25/58)	Trustee since 2000 and President since 1999
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder of the Aquila Group of Funds(5) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager  since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the trade organization for the U.S. mutual fund industry dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and head of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.

			12	ICI Mutual Insurance Company, a Risk Retention Group (2006-2009 and since 2010)

Non-interested Trustees
Anne J. Mills Highlands Ranch, CO (12/23/38)	Chair of the Board of Trustees since 2005 and Trustee since 1987	President, Loring Consulting Company since 2001; Vice President for Business Management and CFO, Ottawa University, 1992-2001, 2006-2009; IBM Corporation, 1965-1991; currently active with various charitable, educational and religious organizations.	5	None

Name, Address(1) and Date of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Tucker Hart Adams Colorado Springs, CO (01/11/38)	Trustee since 1989	Senior Partner, Summit Economics, since 2010; President, The Adams Group, an economic consulting firm, 1989-2010; formerly Chief Economist, United Banks of Colorado; currently or formerly active with numerous professional and community organizations.	4
Trustee, Colorado Health Facilities Authority; advisory board, Griffis/Blessings, Inc. (commercial property development and management); advisory board, Kachi Partners (middle market buyouts); formerly Director, Touch America and Mortgage Analysis Computer Corp.

Ernest Calderón Phoenix, AZ (10/24/57)	Trustee since 2009	Founder, Calderón Law Offices, since 2004; Equity Partner, Jennings, Strouss & Salmon, PLC, 1992-2004; member, Arizona Board of Regents president emeritus and member of Governor Janice Brewer’s Transition Team 2008-2009; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	3	None
Thomas A. Christopher Danville, KY (12/19/47)	Trustee since 2004	Senior partner of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; President, A Good Place for Fun, Inc., a sports facility, since 1987; Director, Sunrise Children’s Services Inc. (2010); currently or formerly active with various professional and community organizations.	5	None

Name, Address(1) and Date of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Gary C. Cornia Orem, UT (06/24/48)	Trustee since 2000	Dean, Marriott School of Management, Brigham Young University, since 2008; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Professor, Marriott School of Management, 1980-present; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor's Tax Review Committee, 1993-2009.	5	Utah Foundation, Salt Lake City, UT; formerly director, Lincoln Institute of Land Policy, Cambridge, MA
Grady Gammage, Jr. Phoenix, AZ (10/01/51)	Trustee since 2009	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; director, Arizona State University Foundation since 1998; Senior Fellow, Morrison Institute for Public Policy; active with Urban Land Institute.	4	None
Lyle W. Hillyard Logan, UT (09/25/40)	Trustee since 2006	President of the law firm of Hillyard, Anderson & Olsen, Logan, Utah, since 1967; member of Utah Senate, 1985 to present, in the following positions: President, 2000, Senate Majority Leader, 1999-2000, Assistant Majority Whip, 1995-1998; served as Chairman of the following Utah Senate Committees: Tax and Revenue, Senate Judiciary Standing, Joint Executive Appropriations, and Senate Rules; currently serves as Co-Chair, Joint Executive Appropriations.	3	None

Name, Address(1) and Date of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
John C. Lucking Phoenix, AZ (05/20/43)	Trustee since 2000	President, Econ-Linc, an economic consulting firm, since 1995; formerly Consulting Economist, Bank One Arizona and Chief Economist, Valley National Bank; member, Arizona’s Joint Legislative Budget Committee Economic Advisory Panel and the Western Blue Chip Economic Forecast Panel; Board member, Northern Arizona University Foundation since 1997; member, various historical, civic and economic associations.	3	Formerly Director, Sanu Resources

The specific experience, qualifications, attributes or skills that led to the conclusion that the nominees should serve as Trustees of the Fund at this time in light of the Fund’s business and structure, in addition to those listed above, were as follows.

Diana P. Herrmann:	Over 25 years of experience in mutual fund management.
Anne J. Mills:	Extensive financial and management experience; knowledgeable about operation and governance of mutual funds.
Tucker Hart Adams:	Experienced economist with extensive knowledge of Colorado.
Ernest Calderón:	Lawyer, active in public affairs in the Rocky Mountain region.
Thomas A. Christopher:	Experienced trustee of mutual funds, knowledgeable about financial and local matters.
Gary C. Cornia:	Experienced educator in business and finance.
Grady Gammage, Jr.:	Lawyer, educator, active in land use, water issues and other public affairs.
Lyle W. Hillyard:	Lawyer, experienced legislator in the Rocky Mountain region.
John C. Lucking:	Experienced economist in the Rocky Mountain region.

References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission (the “SEC”), do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Name, Address(1) and Date of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years
Chairman Emeritus(6)
Lacy B. Herrmann New York, NY (05/12/29)	Founder and Chairman Emeritus since 2005; Chairman of the Board of Trustees, 1987-2004
Founder and Chairman of the Board, Aquila Management Corporation, the sponsoring organization and parent of the Manager or Administrator and/or Adviser to each fund of the Aquila Group of Funds; Chairman of the Manager or Administrator and/or Adviser to each since 2004; Founder and Chairman Emeritus of each fund in the Aquila Group of Funds; previously Chairman and a Trustee of each fund in the Aquila Group of Funds since its establishment until 2004 or 2005; Director of the Distributor since 1981 and formerly Vice President or Secretary, 1981-1998; Director or  trustee, Premier VIT, 1994-2009; Director or trustee of Oppenheimer Quest Value Funds Group, Oppenheimer Small Cap Value Fund, Oppenheimer Midcap Fund, 1987-2009, and Oppenheimer Rochester Group of Funds, 1995-2009; Trustee Emeritus, Brown University and the Hopkins School; active in university, school and charitable organizations.

Officers
Charles E. Childs, III New York, NY (04/01/57)	Executive Vice President since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2003.

Marie E. Aro Denver, CO (02/10/55)	Senior Vice President since 2010
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Three Peaks Opportunity Growth Fund since 2004; Senior Vice President, Tax-Free Trust of Arizona since 2010 and Vice President, 2004-2010; Senior Vice President, Aquila Three Peaks High Income Fund since 2006; Senior Vice President, Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Tax-Free Fund of Colorado and Tax-Free Trust of Oregon since 2010; Vice President, INVESCO Funds Group, 1998-2003.

Paul G. O’Brien Charlotte, NC (11/28/59)	Senior Vice President since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of Aquila Three Peaks High Income Fund, Aquila Three Peaks Opportunity Growth Fund, and each of the Aquila Municipal Bond Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Name, Address(1) and Date of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years
Alan R. Stockman Glendale, AZ (07/31/54)	Senior Vice President since 2009
Senior Vice President, Tax-Free Fund of Colorado, since 2009; Senior Vice President, Tax-Free Trust of Arizona since 2001, Vice President, 1999-2001; Vice President, Aquila Three Peaks Opportunity Growth Fund since 1999; Bank One, Commercial Client Services representative, 1997-1999; Trader and Financial Consultant, National Bank of Arizona (Zions Investment Securities Inc.), Phoenix, Arizona 1996-1997.

Randall S. Fillmore New York, NY (11/11/60)	Chief Compliance Officer since 2012
Chief Compliance Officer of each fund in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund & Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (11/06/56)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of each fund in the Aquila Group of Funds since 2003 and Treasurer since 2000.

(1) The mailing address of each Trustee and officer is c/o Tax-Free Fund of Colorado, 380 Madison Avenue, Suite 2300, New York, NY 10017.

(2) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(3) The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(4) Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Fund.

(5) The “Aquila Group of Funds” includes: Tax-Free Trust of Arizona, Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Churchill Tax-Free Fund of Kentucky, Tax-Free Trust of Oregon, Narragansett Insured Tax-Free Income Fund (Rhode Island) and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

(6) The Chairman Emeritus may attend Board meetings but has no voting power.

Securities Holdings of the Nominees
(as of 12/31/11)

Name of Nominee	Dollar Range of Ownership in Tax-Free Fund of Colorado (1)	Aggregate Dollar Range of Ownership in Funds in the Aquila Group of Funds (1)
Interested Nominee

Diana P. Herrmann	C	E
Non-interested Nominees
Tucker H. Adams	B	C
Ernest Calderón	C	C
Thomas A. Christopher	C	E
Gary C. Cornia	D	E
Grady Gammage, Jr.	C	E
Lyle W. Hillyard	C	D
John C. Lucking	C	D
Anne J. Mills	D	D
(1)           A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. Over $100,000

None of the non-interested nominees or their immediate family members holds of record or beneficially any securities of the Manager, the Sub-Adviser or the Distributor.

The Fund does not currently pay fees to any of the Fund’s officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended December 31, 2011, the Fund paid a total of $121,567 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

The Fund is one of the funds in the Aquila Group of Funds, which, as of the date of this Proxy Statement, consist of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund. The following table lists the compensation of all nominees for Independent Trustee who received compensation from the Fund or from other funds in the Aquila Group of Funds during the Fund’s fiscal year. None of such nominees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila Group of Funds.

Name	Compensation from the Fund	Compensation from all funds in the Aquila Group of Funds	Number of boards on which the Trustee now serves
Tucker H. Adams	$11,107	$64,500	4
Ernest Calderón	$10,941	$39,000	3
Thomas A. Christopher	$16,946	$128,000	5
Gary C. Cornia	$10,674	$84,500	5
Grady Gammage, Jr.	$ 8,800	$50,000	4
Lyle W. Hillyard	$10,441	$36,500	3
John C. Lucking	$10,441	$37,500	3
Anne J. Mills	$19,757	$85,000	5

Class A Shares may be purchased without a sales charge by the Fund’s Trustees and officers.

The Fund’s Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder of each fund in the Aquila Group of Funds. As of February 29, 2012, these funds had aggregate assets of approximately $3.3 billion, of which approximately $2.9 billion consisted of assets of the tax-free municipal bond funds. AMC’s address is the same as that of the Manager. AMC, which was founded in 1984, is owned, directly, and through certain trusts, by members of the family of Mr. Lacy B. Herrmann.  No individual holds with the power to vote, directly or indirectly, more than 24.9% of the voting shares of AMC.

During the fiscal year ended December 31, 2011, the Fund paid $1,359,990 in management fees.

During the fiscal year ended December 31, 2011, $105,929 was paid under Part I of the Fund’s Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $4,009 was retained by the Distributor. With respect to Class C Shares, during the same period, $194,321 was paid under Part II of the Plan and $64,773 was paid under the Fund’s Shareholder Services Plan. Of these total payments of $259,094, the Distributor received $43,372. All of such payments were for compensation.

During the fiscal year ended December 31, 2011 the Fund paid $50,794 to Butzel Long, a professional corporation, which was independent counsel to the Fund through May 31, 2011, for legal services.  Edward M.W. Hines, who was Secretary of the Fund, was Of Counsel to that firm.

The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 74% by Mr. Herrmann and other members of his immediate family and the balance by Aquila Management Corporation.

Other Information on Trustees

The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are “independent” and are not “interested persons” of the Fund, as that term is defined in the Investment Company Act of 1940. The members of the Audit Committee are Anne J. Mills, Tucker Hart Adams, Ernest Calderón, Thomas A. Christopher, Gary C. Cornia, Grady Gammage, Jr., Lyle W. Hillyard and John C. Lucking. The Committee (i) selects the Fund’s independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund’s internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held two meetings during the Fund’s last fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee.

The Fund has a Nominating Committee, consisting of all of the Independent Trustees. The Nominating Committee held one meeting during the last fiscal year.  The

Nominating Committee's charter provides that, in evaluating candidates for Trustee, among other things, the Nominating Committee shall: (a) maintain an appropriate ratio between the Independent and Interested Trustees, in accordance with applicable laws and regulations; (b) seek Board composition providing relevant talents from a broad and diverse range of backgrounds, business and/or professional experiences and personal qualities; and (c) seek Board composition that reflects an appropriate balance by giving consideration to, where appropriate, the nominee’s state-specific knowledge, involvement and residence, as well as the nominee’s service and experience as a Trustee of any of the other funds in the Aquila Group of Funds. In evaluating the individual characteristics of a potential nominee, the Nominating Committee charter provides that the Nominating Committee shall (i) consider as Trustees people with the broad and relevant experience, sound judgment and conscientious attitude needed to discharge the duties of Trustees; (ii) consider as candidates people who have personal qualities and traits that facilitate forthright, articulate, objective and thoughtful dialogue among Trustees, management and shareholders; (iii) consider persons whose experience, background and, as appropriate, state profile can be expected to enhance investor confidence in the Fund and the stature of the Board (mutual fund trustee and/or other significant experience on other boards is desirable); (iv) seek as new Trustees those who will be capable of serving for a substantial period; and (v) seek as nominees those who will actively prepare for and participate in person in all Board meetings and related activities.  The committee considers diversity in identifying candidates but has no formal policy. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, Suite 2300, New York, NY  10017. Recommendations of nominees from shareholders are not treated differently than proposals from other sources. The charter of the Nominating Committee is available on the Fund’s website at www.aquilafunds.com.

During the Fund’s last fiscal year, the Board of Trustees held five meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and meetings of committees of which such Trustee was a member, except for Mr. Gammage, who was absent from one meeting of the Board of Trustees and two meetings of the Audit Committee due to unavoidable conflicts.

The Fund does not have a policy on Trustee attendance at the Annual Meeting.  At the 2011 Annual Meeting, four Trustees were present.

Shareholder communications intended for the Board of Trustees (or one or more specified Trustees) may be sent to them in care of the Manager at the above address.

Since the beginning of the Fund’s most recently completed fiscal year, no Trustee purchased or sold more than 1% of the outstanding shares of any class of shares of the Manager, Sub-Adviser or the parents or subsidiaries of either.

The Board seeks continuously to be alert to potential risks regarding the Fund’s business and operations as an integral part of its responsibility for oversight of the Fund.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall oversight of the Board, the Fund, or the Manager, the Sub-Adviser or other service providers to the Fund, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks.

The Board has a Chair who is an Independent Trustee. The Board and its Chair address risk management as a regular part of their oversight responsibilities through contact with the Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of the Fund’s activities and conduct.

In addition, a Risk Identification Group, consisting of the Chief Compliance Officer, President, Executive Vice President and Treasurer of the Fund, as well as the Co-Presidents of the Distributor, meets and reports to the Board as to significant risks and compliance matters. Issues raised are considered by the Board as it deems appropriate.  Service providers to the Fund, such as the Fund’s independent accountants, also make periodic reports to the Board with respect to various aspects of risk management.

The Chair also participates in discussions with the Chairs of other funds in the Aquila Group of Funds, to facilitate sharing of information. These discussions can include risk and compliance matters as appropriate which the Chair can refer to the Board for appropriate action, including reports by others.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Fund, the Manager, the Sub-Adviser or other service providers. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

The Board has determined that its leadership structure is appropriate because it serves to facilitate the orderly and efficient flow of information to the Trustees from management, including the Manager and the Sub-Adviser, and otherwise enhance the Board's oversight role.  The Board has also determined that its leadership structure is appropriate given the circumstances that the Fund invests in obligations issued by the State of Colorado, its counties and various other local authorities, and the Board uses the local knowledge of its Trustees as well as their business experience.

Vote Required

To be elected, each nominee must receive the affirmative votes of a plurality of the shares present in person or by proxy at the meeting at which a quorum exists.

The Trustees of the Fund unanimously recommend that shareholders vote FOR the election of each of the nominees.

Ratification or Rejection
of Selection of
Independent Registered Public Accounting Firm

(Proposal No. 2)

Tait, Weller & Baker LLP (“TWB”), which is currently serving as the Fund's independent registered public accounting firm, has been selected by the Fund's Audit Committee and ratified by the Board of Trustees, including a majority of the Independent Trustees, as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2012. Such selection is submitted to the shareholders for ratification or rejection.

The following table represents fees for professional audit services rendered by TWB for the audit of the Fund's annual financial statements, and fees billed for other services rendered by TWB, for the fiscal years ended December 31, 2010 and 2011.

	2010	2011

Audit Fees	$18,500	$18,500
Audit related fees	0	0
Audit and audit related fees	$18,500	$18,500
Tax fees (1)	$3,300	$3,400
All other fees	0	0
Total	$21,800	$21,900

 (1) Tax fees consisted of fees for tax consultation and tax compliance services.

No non-audit services were rendered to the Fund or any affiliated entity for the preceding two fiscal years. TWB did not perform any services during the last two fiscal years for the Fund’s investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Fund.

All audit and non-audit services performed by TWB on behalf of the Fund or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Fund are pre-approved by the Audit Committee. Services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

The Audit Committee has reviewed all services performed and fees charged by TWB and has accepted TWB’s representation that it is independent in recommending re-appointment of it for the fiscal year ending December 31, 2012.

TWB has no direct or indirect financial interest in the Fund, the Manager or the Sub-Adviser. It is expected that representatives of TWB will not be present at the meeting but will be available should any matter arise requiring their presence.

Vote Required

Approval requires the affirmative votes of a majority of the shares present in person or by proxy at the meeting at which a quorum exists.

The Trustees of the Fund recommend that you vote FOR this proposal.

Shareholder Proposals

Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund’s proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund’s next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date of this Proxy Statement. Accordingly, a shareholder proposal intended to be presented at the Fund’s 2013 annual meeting must be received by the Fund by December 5, 2012 in order to be included in the Fund’s proxy material relating to that meeting. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund’s proxy material, since there are other requirements in the proxy rules relating to such inclusion.

A shareholder wishing to provide notice of a proposal in the manner prescribed by Rule 14a-4 (c)(1) under the Securities Exchange Act of 1934 must submit written notice of the proposal to the Fund by February 18, 2013.

Other Business

The Fund does not know of any other matter which will come up for action at the Annual Meeting. If any other matter or matters properly come up for action at the Annual Meeting, including any adjournment or postponement of the Annual Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by the Internet or telephone, you give the proxy holders discretionary authority as to any such matter or matters.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
Follow the on-screen instructions
Available 24 hours
Most Cost Effective

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
Available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card
and return in the postage-paid
envelope

Please detach at perforation before mailing.

PROXY               AQUILA GROUP OF FUNDS               PROXY
TAX-FREE FUND OF COLORADO
Proxy for Annual Meeting of Shareholders – May 17, 2012
Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Tax-Free Fund of Colorado (the “Fund”) whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN and CHARLES E. CHILDS, III, or either of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Thursday, May 17, 2012 at The Inverness Hotel and Conference Center, Conference Room D, 200 Inverness Drive West, Englewood, Colorado, at 2:00 p.m.  Mountain Daylight Time, and all adjournments or postponements thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side.  Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Management recommends a vote FOR all nominees in Proposal No. 1 and FOR Proposal No. 2.  The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated.

VOTE VIA THE TELEPHONE: 1-800-337-3503 VOTE VIA THE INTERNET: www.proxy-direct.com
999 9999 9999 999

Note:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD.  When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such.  Joint owners should each sign.

Signature Signature (if held jointly) Date
	YES	NO
I plan to attend the Annual Meeting in Englewood.	□ ⁮	□ ⁮

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Aquila Group of Funds
Tax-Free Fund of Colorado Shareholder Meeting to Be Held on May 17, 2012.
The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/aqu23337

PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY

Please detach at perforation before mailing.

Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
TAX-FREE FUND OF COLORADO ANNUAL MEETING

			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

1. Election of Trustee Nominees:			⁮	⁮	⁮

01) Tucker Hart Adams	02) Ernest Calderón	03) Thomas A. Christopher
04) Gary C. Cornia	05) Grady Gammage, Jr.	06) Diana P. Herrmann*
07) Lyle W. Hillyard	08) John C. Lucking	09) Anne J. Mills	□	□	□
*Interested Trustee

To withhold authority to vote for one or more (but not all) nominees, mark “For All Except” and write the nominee number(s) and/or name(s) on the line below.
			FOR	AGAINST	ABSTAIN

2. Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm. (Proposal No. 2 in Proxy Statement)			⁮ □	□ ⁮	□ ⁮

As to any other matter said proxies shall vote in accordance with their best judgment.

Annual Meeting Attendance – You are encouraged to attend the Annual Meeting of Shareholders. If you can attend, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

HAS YOUR ADDRESS CHANGED	DO YOU HAVE ANY COMMENTS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.